UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2020

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	98-1425274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

Collier Creek Holdings
200 Park Avenue, 58th Floor
New York, New York 10166
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock	UTZ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 11, 2020, Utz Brands, Inc., a Delaware corporation (the “Company” or “Utz”) caused its subsidiaries Utz Quality Foods, LLC, a Delaware limited liability company (“UQF”) and Heron Holding Corporation, a Delaware corporation (“Heron”) to enter into a stock purchase agreement (the “Stock Purchase Agreement”) by and between UQF, Heron, Truco Holdco Inc. (“Holdco”), and Truco Holdings LLC (“Seller”). Pursuant to the terms of the Stock Purchase Agreement, Heron will purchase from Seller all of the issued and outstanding shares of common stock of Holdco, and UQF will enter into that certain Asset Purchase Agreement with OTB Acquisition LLC pursuant to which UQF will purchase from OTB Acquisition LLC certain IP assets (together, the “Transactions”).

Upon the consummation of the Transactions, the Company, through its subsidiaries, will acquire Truco Enterprises, LP (a wholly-owned indirect subsidiary of Holdco) a leading seller of tortilla chips, salsa and queso sold under the ON THE BORDER® brand, from Insignia Capital Group for a total purchase price of $480 million, subject to a customary post-closing purchase price adjustment. The Company intends to finance the Transactions by using cash on its balance sheet as well as committed financing from Bank of America, N.A., BofA Securities, Inc. and Goldman Sachs Bank USA. The acquisition includes all rights to the ON THE BORDER® trademarks for use in the manufacture, sale and distribution of snack food products in the United States and certain other international markets. Under the terms of the transaction agreement, Holdco and its subsidiaries will become wholly-owned indirect subsidiaries of UQF.

Closing Conditions.

The obligation of the parties to the Stock Purchase Agreement to consummate the Transactions is subject to the satisfaction or waiver of a number of conditions set forth in the Stock Purchase Agreement, including, but not limited to, (i) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any judgment, decree or order of any governmental authority that prevents or prohibits the consummation of the Transactions, and (iii) certain other customary conditions.

Termination

The Stock Purchase Agreement contains certain customary termination rights for Holdco, Seller, UQF and Heron, including, among others, a mutual termination right if the transactions contemplated by the Stock Purchase Agreement are not consummated by March 1, 2021 (the “End Date”), however a party to the Stock Purchase Agreement shall not be entitled to terminate the Stock Purchase Agreement if such party’s breach of the Stock Purchase Agreement has resulted in the failure of the Closing to occur prior to the End Date.

Other Terms

The Stock Purchase Agreement contains representations, warranties, covenants and indemnities of the parties customary for a transaction of this type. The representations and warranties of UQF, Heron, Holdco, and Seller have been made solely for the benefit of UQF, Heron, Holdco, and Seller, as applicable. In addition, such representations and warranties (i) have been made only for purposes of the Stock Purchase Agreement, (ii) have been qualified by confidential disclosures made between the parties in connection with the Stock Purchase Agreement, (iii) are subject to materiality qualifications contained in the Stock Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Stock Purchase Agreement or such other date as is specified in the Stock Purchase Agreement and (v) have been included in the Stock Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding UQF, Heron, Holdco, and Seller or their respective businesses.

Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, UQF, Heron, Holdco, the Seller, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement. The Stock Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and that has been, is or will be contained in, or incorporated by reference into, the annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Incorporated into this Item 7.01 by reference is the November 2020 presentation regarding On The Boarder Brand Transaction Announcement available via the Company’s investor relations page at: https://investors.utzsnacks.com/investors/default.aspx.  The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events

On November 12, 2020, the Company issued a press release announcing the transaction and execution of the Stock Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1. And is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein and/or incorporated by reference herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein and/or incorporated by reference herein include, without limitation, statements related to the planned acquisition of Holdco and the timing and financing thereof; the expected impact of the planned acquisition, including without limitation, the expected impact on Utz’s overall market position, the projected Adjusted EBITDA, Adjusted EBITDA margins, Truco Adjusted EBITDA and Truco Adjusted EBITDA margin included in the release, the projected Truco fiscal 2020 Net Sales included in the release, the predictions related to earnings included in the release, the projected retail sales included in the release, stated target net leverage and net leverage ranges included in the release and cash flow metrics included in the release; and the expected tax benefits of the acquisition. The actual results of the Transactions may differ from the Company’s expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: whether and when the required regulatory approvals will be obtained for this acquisition, whether and when the other closing conditions will be satisfied and whether and when the acquisition will close, whether and when Utz will be able to realize the expected financial results and accretive effect of the acquisition, and how customers, competitors, suppliers and employees will react to the acquisition; the risk that the recently completed Business Combination with Collier Creek Holdings disrupts plans and operations; the ability to recognize the anticipated benefits of such Business Combination, which may be affected by, among other things, competition and the ability of Utz to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against Utz following the consummation of such Business Combination; changes in applicable law or regulations; costs related to the Business Combination; the inability of Utz to maintain the listing of Utz’s Class A Common Stock and public warrants on the New York Stock Exchange; the inability of Utz to develop and maintain effective internal controls; the risk that Utz’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond Utz’s control; changes in demand for Utz’s products affected by changes in consumer preferences and tastes or if Utz is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in Utz’s products, which may be affected by Utz’s competitors’ actions that result in Utz’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of Utz from quarter to quarter because of changes in promotional activities; the possibility that Utz may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in Utz’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 5, 2020. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Utz considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Utz cautions that the foregoing list of factors is not exclusive. Utz cautions readers not to place undue reliance upon any forward-

looking statements, which speak only as of the date made. Utz does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement by and among Truco Holdco, Inc., Truco Holdings LLC, Utz Quality Foods, LLC and Heron Holding Corporation , dated November 11, 2020
99.1	Press Release, dated November 12, 2020
* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020	Utz Brands, Inc.

	By:	/s/ Cary Devore
Cary Devore
Chief Financial Officer